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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Golden Telecom, Inc. of our report dated October 6, 2003 relating to the consolidated financial statements of OAO Comincom included in the definitive proxy statement of Golden Telecom, Inc. dated October 31, 2003.

                                              /s/ ZAO PRICEWATERHOUSECOOPERS
                                                         AUDIT

March 22, 2004
Moscow, Russia